F I N A N C I A L  S T A T E M E N T S

J U L Y    3 1 ,  1 9 9 6




P   I   M   C   O


G R O W T H       S T O C K      F U N D

STATEMENT OF OPERATIONS

For the four months ended July 31, 1996 (unaudited)

$ in thousands

Investment Income:

Dividends                            $   12
Interest                                 79
      Total investment income            91

Expenses:

Investment advisory fees                  7
Administration fees                       6
 Total expenses                          13

Net Investment Income                    78

Net Realized and Unrealized Gain

Net realized gain on investments      1,485
Net realized loss on futures
contracts                              (382)
Net change in unrealized
depreciation on investments          (1,101)

Net Gain                                  2

Net Increase in Assets Resulting
from Operations                      $   80

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS


$ in thousands


                                         Four months ended
                                           July 31,1996        Year Ended
                                           (unaudited)       March 31, 1996

Increase in Net Assets from:

Operations

Net investment income                    $       78             $     110
Net realized gain on investments              1,485                 3,160
Net realized loss on futures contracts         (382)                    0
Net change in unrealized depreciation
on investments                               (1,101)                 (458)

Net increase resulting from operations           80                 2,812

Distributions to Shareholders

From net investment income                      (51)                (109)
From net realized capital gains                (732)              (2,750)
     Total distributions                       (783)              (2,859)

Fund Share Transactions

Receipts for shares sold                        259                1,627
Issued as reinvestment of distributions         772                2,408
Cost of shares redeemed                      (8,217)             (11,528)
Net decrease resulting from Fund
share transactions                           (7,186)              (7,493)

Total Decrease in Net Assets                 (7,889)              (7,540)

Net Assets

Beginning of period                           7,889               15,429
End of period *                           $       0            $   7,889

* Including undistributed net
investment income of:                     $       0            $     255

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS



Selected Per Share Data
for the Year or Period Ended:
                         07/31/96(a)  03/31/96  03/31/95  03/31/94  03/31/93  03/31/92


Net asset value beginning    $11.81    $13.71   $ 13.51    $14.35    $13.21    $11.93
of period


Net investment income         (0.31)     0.52      0.20      0.19      0.20     0.23

Net realized and
unrealized gain on
investments                    0.36      2.84      1.15     (0.11)     1.31     1.28

Total income from
investment operations          0.05      3.36      1.35      0.08      1.51     1.51

Dividends from net
investment income             (0.07)    (0.14)    (0.20)    (0.19)    (0.20)   (0.23)

Distributions from net
realized capital gains        (1.06)    (5.12)    (0.95)    (0.73)    (0.17)    0.00

Liquidating redemption       (10.73)     0.00      0.00      0.00      0.00     0.00

Total distributions          (11.86)    (5.26)    (1.15)    (0.92)    (0.37)   (0.23)

Net asset value end of         0.00     11.81     13.71     13.51     14.35    13.21
period

Total return (%)               6.16     27.19     10.65     (0.48)    11.51    12.87

Net assets end of period     $    0    $7,889   $15,429   $22,513   $22,907  $15,590
(000's)

Ratio of expenses to
average net assets (%)        0.50+      0.62      0.50      0.50      0.53     0.60

Ratio of net investment
income to average net
assets (%)                    3.63+      0.86      1.43      1.39      1.53     2.02

Portfolio turnover rate       51.55     90.62     89.98     81.36     63.91    64.63
(%)

Average commission rate       $0.05     $0.04

(a) unaudited
 +   Annualized

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

July 31, 1996 (unaudited)

1. Significant Accounting Policies

The Growth Stock Fund (the "Fund") was a series of the PIMCO
Funds: Pacific Investment Management Series (the "Trust"). The Trust was organized under the laws of the Commonwealth of Massachusetts on February 19, 1987, and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end investment management company. The investment objective of the Fund was to seek long-term growth of capital. The following is a summary of significant accounting policies followed in the preparation of the Fund's financial statements. These policies are in conformity with generally accepted accounting principles. At July 31, 1996, the Fund was terminated. Refer to "Fund Deactivation and Liquidation" below.

Fund Deactivation and Liquidation. On July 31, 1996, the shareholders of the Fund redeemed 582,728 shares, (representing the issued and outstanding shares of the Fund) at net asset value per share. Concurrently, Pacific Investment Management Company ("PIMCO"), as adviser to the Trust, funded an amount equal to receivables, net of liabilities, in order to liquidate shareholders at July 31, 1996. On July 31, 1996, the Fund was liquidated and all operations were terminated.

Security Valuation. Portfolio securities and other assets for which market quotations were readily available were stated at market value. Market value was determined on the basis of last reported sales prices, or if no sales were reported, as was the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of sixty days or less were valued at amortized cost, which approximated market value.

Securities Transactions and Investment Income. Security transactions were recorded as of the trade date. Realized gains and losses from securities sold were recorded on the identified cost basis. Dividend income was recorded on the ex-dividend date. Interest income was recorded on the accrual basis and included the accretion of discounts and amortization of premiums.

Dividends and Distributions to Shareholders. The Fund declared and distributed dividends representing substantially all net investment income on a quarterly basis. Net long-term capital gains were distributed no less frequently than once each year.

Income distributions and capital gain distributions were determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences were primarily due to differing treatments for such items as wash sales, foreign currency transactions and capital loss carryforwards.

Federal Taxes. It was the Fund's policy to distribute all of its taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision was made for federal income tax on net investment income and realized or unrealized capital gains.

Futures. The Fund was authorized to enter into futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market and the inability of the counter-party to meet the terms of the contract. Futures contracts were valued based upon their quoted daily settlement prices. Fluctuations in value of such instrument was recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses were recognized.

Estimates. The preparation of financial statements in accordance with generally accepted accounting principles required management to make estimates and assumptions that affected the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO served as investment adviser (the "Adviser") to the Fund, pursuant to an investment advisory contract. The Adviser received a monthly fee from the Fund at an annual rate of 0.25% of the Fund's average daily net assets.

Administration Fee. PIMCO also served as administrator, (the "Administrator"), and provided administrative services to the Fund for which it received a monthly administrative fee at the annual rate of 0.25% of the Fund's average daily net assets.

Expenses. The Trust was responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles. Each unaffiliated Trustee receives an annual retainer of $20,000, plus $2,500 for each Board of Trustees meeting attended, plus reimbursement of related expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

Related Party Transactions. PIMCO Advisors Distribution Company ("PADCO"), an indirect wholly-owned subsidiary of PIMCO Advisors L.P., served as the distributor of the Fund's shares. Under the contract, all expenses relating to the distribution of Fund shares were paid by the Adviser, the Administrator or PADCO out of past profits and resources which may have included fees received by the Adviser.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term instruments) for the Fund for the period ended
July 31, 1996 were as follows ($ in thousands):

              Purchases                          Sales
         U.S.           Other             U.S.             Other
      Government                       Government

          $0            $1,656            $156            $9,734

4.  Shares Of Beneficial Interest

Changes in shares of beneficial interest were as follows (in thousands):

                                        Period ended      Year ended
                                       July 31, 1996    March 31, 1996

          Shares sold                         22              102
          Shares issued as reinvestment
              of dividends                    68              215
          Shares redeemed                   (758)            (774)

          Net decrease                      (668)            (457)

Trustees and Officers

     Brent R. Harris Chairman and Trustee
     Guilford C. Babcock Trustee
     Vern O. Curtis Trustee
     Thomas P. Kemp Trustee
     William J. Popejoy Trustee
     R. Wesley Burns President
     Garlin G. Flynn Secretary
     John P. Hardaway Treasurer

Investment Advisor and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 360
     Newport Beach, California  92660

Transfer Agent and Custodian

     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri  64105

Counsel

     Dechert Price & Rhoads
     1500 K Street N.W.
     Washington, D.C.  20005

Independent Accountants

     Price Waterhouse LLP
     1055 Broadway
     Kansas City, Missouri  64105


This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.